SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report:  December 4, 2003

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon 97205-3303
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 821-5100

ITEM 5.  Other Events.

On December 2, 2003, Louisiana-Pacific Corporation announced that it has modified its pending tender offer to purchase any and all of its outstanding 10.875% Senior Subordinated Notes due 2008 and the related consent solicitation. This modification has, among other things, (a) extended the consent solicitation to expire simultaneously with the tender offer (at 9:00 a.m. EST on December 16, 2003, unless further extended) and (b) amended the terms of the consent solicitation to eliminate the payment of a consent fee.

 A copy of the press release announcing the modifications to the tender offer and consent solicitation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

Exhibit Number	Description

99.1	Press release issued by Louisiana-Pacific Corporation, dated December 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

	By:	/s/ CURTIS M. STEVENS
Curtis M. Stevens
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: December 4, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Louisiana-Pacific Corporation, dated December 2, 2003.